Exhibit 99.1
                                       Translation for information purposes only


                  KANSAS CITY SOUTHERN DE MEXICO, S.A. DE C.V.
                                     BY-LAWS

                                  FIRST CHAPTER

                  CORPORATE NAME, CORPORATE PURPOSE, DURATION,
                            DOMICILE AND NATIONALITY

FIRST. Corporate Name. The Company is named Kansas City Southern de Mexico, corporate name which must be followed by the words "Sociedad Anonima de Capital Variable" or its abbreviation "S.A. de C.V." (hereinafter, the "Company").

SECOND. Corporate Purpose. The Company's corporate purpose is the following:

1. The construction, administration, operation, exploitation, conservation and maintenance of railroad infrastructure as well as general means of the railroad communication and railroad tracks, including those auxiliary tracks or branches located within yards and that are necessary for the operation of such tracks, as well as any of its integral parts including without limitation the right of passage, the right of way, the traffic control centers and the signals for the railroad operation.

2. The provision of the railroad transportation public service, using to that effect the railroad communication means, railroad tracks, and any type of auxiliary services that are necessary.

3. The provision of the freight railroad transportation public service including without limitation the service of hauling of vehicles and locomotives of third parties, the facilities in which reception, storage, classification, consolidation and dispatch of all type of goods is performed.

4. The provision of passenger railroad transportation public service including the construction, administration and maintenance of the facilities in which arrival and departure of trains are performed as well as boarding and unboarding of passengers.

5. Construct, operate and exploit terminals and facilities necessary for the provision of the auxiliary services in the terms of the Railroad Service Regulatory Law and its Regulation.

6. Provision of interconnection services, granting of hauling rights and passage rights, as well as to benefit from the interconnection services, hauling rights and passage rights provided or granted to it by other companies.

7. Operate the inspection services as well as the control of accesses and transit of persons, vehicles and goods royal or otherwise in the railroad terminals under exploitation without prejudice to the authority of the competent authorities in the subject of safety.


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8.   The performance of all types of studies for the  exploitation of businesses related with the provision of the railroad transportation service both freight and passengers, as well as planning, programming and executing the necessary actions that are convenient for the promotion, operation and development of the railroad services in order to achieve a better efficiency and competition.

9. Acquire in ownership or lease and dispose in any form of all type of goods, including without limitation all type of railroad equipment, traction vehicles, hauling vehicles and work related vehicles as well as the real estate necessary for the performance of its corporate purpose.

10. Install and maintain the communication systems required to perform the corporate purpose including without limitation radio, telegraph, telephone, optic fibers and microwave systems.

11. Participate in all the pertinent processes to obtain one or more concessions, permits, licenses or authorizations to provide without limitation the public service of railroad transportation, as well as the auxiliary services. In the same fashion provide by self or third parties all type of multi-modal services, logistics and others, directly or otherwise related with the public service of railroad transportation.

12.  For the attainment of the corporate purpose the Company may:

     a. Incorporate, promote, organize and manage all types of companies, of civil associations or mercantile associations, corporations, economic units, institutions, foundations or groups whether in Mexico or abroad as well as to acquire interests or participations in other corporations or associations whether civil or mercantile, forming part in the incorporation act or acquiring of shares or participations in those previously incorporated, whether Mexican or foreign. Similarly, it may dispose, attach or transmit such shares or interests.

     b. Purchase, sell, import, export and in any other form market, manufacture and industrialize all type of products and equipment necessary or convenient for the performance of its corporate purpose, including the temporary or final import and export by self or third parties of railroad cars, locomotives, vehicles, containers, and in general any good.

     c. Obtain permits to operate the fiscal establishments in the terms of the applicable legislation as well as to render services regarding handling, storage and custody of merchandise pursuant to the relevant authorizations. The construction, installation, operation and exploitation of internal freight terminals, providing the services of: loading and unloading of trains and trucks, storage, hauling within the terminal of consolidation and deconsolidation of freight, integration of unitary trains with owned or leased equipment, and inspection and custody of merchandise. Similarly, pursuant to the corresponding authorizations it may render the following supplementary services: multimodal operation, fiscal processing and custom processing, repair and maintenance of containers, sanitary services and others deemed convenient. It may also perform all type of acts, procedures and operations of a fiscal, custom and administrative nature, whether federal or local, related with foreign commerce, including the export and import of all type of merchandise.


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     d.   Grant, draw, issue, accept, endorse, certify, guarantee or through any other concept subscribe and even guarantee all type of credit instruments.

     e. Obtain, acquire or use and/or dispose through national or foreign financial groups, of any type of funds and economic resources that are deemed necessary for the performance of its corporate purpose, as well as to obtain and grant money loans with or without security, execute all type of credit agreements, issue obligations and any other credit instruments and grant any type of security, including real and personal guaranties, such as bonds, securities, pledges and mortgages in favor of third parties when pertaining the own operations of the Company.

     f. Execute all type of trust contracts that are necessary for the attainment of its corporate purpose.

     g. Execute and/or perform in the United Mexican States or abroad, through itself or a foreign entity all type of principal or accessory acts, civil or mercantile or of any other nature, including domain, contracts or agreements of a civil, mercantile, principal or auxiliary or any other type that are allowed by the Law, whether as a guarantor, collateral or any other nature including joint and several debtor, guarantee obligations and debts of third parties when related with the attainment of the corporate purpose of the Company.

     h. Receive and promote assessments, through any type of individuals or entities whether Mexican or foreign, of all those services that are deemed necessary for the performance of its corporate purpose.

     i. Promote, organize, participate and contract whether in Mexico or abroad with individuals or entities, Mexican or foreign, bids, operations, events, meetings, expos, training programs, development, investigation of markets and innovations and in general participate in all those events and business meetings that are necessary for the performance of its corporate purpose.

     j. The contracting, by self or third parties, whether in Mexico or abroad, with individuals or corporations, whether Mexican or foreign, of advertisement media as well as the sale and/or purchase of advertising spaces and in general all that related with the industry of the means of communication and information resulting necessary for the attainment of its corporate purpose.

     k. Carry, by self or third parties, whether in Mexico or abroad, and with any type of individuals or corporations; Mexican or foreign, training and development programs, as well as research works resulting necessary for the attainment of its corporate purpose.

     l. Request and obtain under any form, the concessions and permits necessary for the provision of the public service of railroad transportation, including its auxiliary services and exercise the rights derived from them as well as to register and patent or act as an intermediary or negotiator and acquire through any legal form whether in Mexico or abroad, with individuals or entities, Mexican or foreign, all type of inventions, utility models, industrial designs, brands as well as notices, commercial names, franchises,


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          authorizations,  licenses,  concessions,  options, preferences, rights over them and in general all type of usage and exploitation of industrial property rights, intellectual, literary or artistic that are necessary or related with the corporate purposes and goals.

     m. Be an agent, representative, factor, distributor, attorney in fact and or intermediary whether in Mexico or abroad of individuals or entities, Mexican or foreign that are necessary or related with its corporate purpose.

     n. Acquire, alienate, possess, lease, use and in general manage and use through any title, all type of rights and goods or real estate, whether in Mexico or abroad and with any type of individual or entity, Mexican or foreign that are necessary or convenient for the performance of its purpose and its goals, in terms of the applicable legislation.

     o. In general perform the other activities and execute the acts and contracts and agreements required for the attainment of its corporate purpose.

THIRD. Duration. The duration of the Company is indefinite.

FOURTH. Domicile. The domicile of the Company is the City of Mexico, Federal District, being allowed to establish agencies or branches of the Company in any part of the United Mexican States and abroad, without this being understood as a change of its corporate domicile. Moreover, the Company may agree conventional domiciles, without this being understood as a change of its corporate domicile.

FIFTH.  Nationality.   The  Company  has  a  Mexican  nationality,   as  it  was
incorporated pursuant to the laws of the United Mexican Status and its corporate domicile is established therein.

SIXTH. Admission of Foreigners Agreement. The admission of foreigners agreement referred to in Article 15 (fifteen) of the Foreign Investment Law is a part of these by-laws. Said Article provides that all foreigners that in the incorporation of the Company or in any later time become a shareholder of the same, will formally become obligated before the Ministry of Foreign Affairs to be deemed as a national regarding the shares he acquires or is a holder of, as well as over the goods, rights, concessions, participations or interests of the Company, or the rights and obligations derived from the contracts in which the Company is a party with the Mexican authorities, and not to invoke, therefore, the protection of their government under penalty otherwise, to loose in favor of the Mexican Nation their acquired corporate participation.


                                 SECOND CHAPTER

                     CAPITAL STOCK, SHAREHOLDERS AND SHARES

SEVENTH. Capital Stock. The capital stock of the Company is variable. The minimum fixed portion of said capital stock is the amount of $600,000.00 (Six
Hundred Thousand Pesos 00/100 Legal Currency in the United Mexican States), which is represented by 600,000 (six hundred thousand) ordinary, nominative shares, without a par value expression, totally subscribed and paid. The variable part of the capital stock is unlimited.

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EIGHTH.  Shares.  The capital stock of the Company is  represented  by ordinary, nominative shares, without a par value expression, same which within each Series shall grant their owners the same rights and obligations.

The capital stock of the Company is integrated by Series "I" shares, which will represent the fixed part of the capital stock, and by Series "II" shares, which will represent the variable part of the capital stock.

NINTH. Share Titles. Shares will be represented by definitive titles and during the period of time in which definitive titles are issued, by provisional certificates.

The titles or certificates will cover in an independent manner the shares of each of the Series that are in circulation and they shall include the information and characteristics to which Articles 125 (one hundred and twenty five) and 127 (one hundred and twenty seven) of the General Law on Commercial Companies refer to, as well as the transcription of the Sixth Clause of these by-laws; they shall include the signatures of two members of the Board, which may be handmade or facsimiled, in this last case, the original of said signatures shall be deposited in the Public Registry of Commerce of the domicile of the Company.

TENTH. Number of Shares per Title and Exchange. The Board of Directors is authorized to issue the share titles as well as the provisional certificates, covering one or more shares. It is also authorized to do the exchange of titles or certificates that cover a determined number of shares for titles or new certificates, as requested by the holders of the same and as long as the titles or new certificates cover, jointly, the same total number of shares than those that are being replaced. The cost for the exchange of certificates or titles requested by a shareholder shall be paid by said shareholder.

In case of loss, robbery, misplacement or destruction of any provisional certificate or definitive share title, its replacement shall be subject to the provisions of the First Chapter, First Title of the General Law on Credit Instruments and Operations. All duplicates of certificates or of definitive share titles shall include the indication that they are duplicates and that the relevant original certificates or definitive titles have been canceled. All expenses regarding the replacement shall be paid exclusively by the holder of the certificate or of the definitive title that has been replaced.

ELEVENTH. Capital Stock Increases. Increases in the fixed part of the capital stock may only be made through the General Extraordinary Shareholders' Meeting and the relevant by-laws amendment. For any increase in the variable part of the capital stock, it will only be needed for it to be approved by a resolution of the Ordinary Shareholders' Meeting. No increase may be decreed before the previously issued shares are fully paid. When taking the relevant agreements, the General Shareholders' Meeting that approves the increase shall provide the terms in which said increase will take place, being allowed to delegate said authorization to the administration entity of the Company.

TWELFTH. Capital Stock Reductions. Reductions in the fixed part of the capital stock may only be made through a resolution of the General Extraordinary Shareholders' Meeting and the relevant by-laws amendment. Reductions in the variable part of the capital stock, except for reductions derived from the exercise of the shareholders' withdrawal right, may be made through a resolution of the General Ordinary Shareholders' Meeting.


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THIRTEENTH.  Right of First Refusal.  In case of a capital stock  increase,  the shareholders will have a right of first refusal to subscribe the relevant increases in proportion to the number of shares of which they are owners, pursuant to Article 132 (one hundred thirty two) of the General Law on Commercial Companies and shall exercise said right of first refusal within a term of 15 (fifteen) calendar days, following the date of publication of the Shareholders' Meeting resolution in which the increase was approved, in the Official Gazette of the Federation or in the official gazette of the corporate domicile of the Company.

Notwithstanding the foregoing, if in the Shareholders' Meeting the totality of the shares that form the capital stock were represented, said 15 (fifteen) calendar day term shall begin as of the date of the Shareholders' Meeting and the shareholders will be deemed notified of the agreement at said moment, reason for which a publication will not be necessary.

In case any shareholder does not exercise its right of first refusal as indicated above, the remaining shareholders will have the right to subscribe the relevant shares, in proportion to the number of shares of which they are owners.

FOURTEENTH. Share Registry Book. The Company will have a Share Registry Book in which all transactions regarding the subscription, acquisition or transmission of which the shares representing the capital stock are object, shall be registered, including the name of the subscriber or previous owner and of the acquirer or new owner. All share transmissions shall be effective, regarding the Company, as of the date in which said transmission has been registered in the Share Registry Book.

The Share Registry Book shall comply with the provisions established in Article 128 (one hundred twenty eight) of the General Law on Commercial Companies. The Company will consider as the owner of the shares, the person who appears registered as such in the Share Registry Book.


                                  THIRD CHAPTER

                              SHAREHOLDERS' MEETING

FIFTEENTH. Shareholders' Meeting. Shareholders' Meetings will be Extraordinary, Ordinary and Special and they will all take place in the corporate domicile. Those Meetings called to deal with any of the matters included in Article 182 (one hundred eighty two) of the General Law on Commercial Companies shall be Extraordinary Meetings; those gathered to deal with matters of a determined class or series of shares shall be Special; all other Meetings shall be Ordinary.

The Ordinary General Shareholders' Meeting shall gather at least once a year, within the 4 (four) months following the closing of the Company's fiscal year, to deal, at least, with the matters established in Article 101 (one hundred and one) of the General Law on Commercial Companies.

SIXTEENTH. Calls. The calls for a Shareholders' Meeting to take place shall be made by the Board of Directors or by the Statutory Auditor. The shareholders representing at least the 33% (thirty three per cent) of the capital stock, may request in writing to the Board of Directors or the Statutory Auditor, at any time, to call for a General Shareholders' Meeting to discuss the matters that are specified in the agenda included in their request as well as any other matter that may be discussed by said Shareholders' Meeting. All shareholders of 1 (one) share shall have the same right in any of the cases


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to which Article 185 (one hundred  eighty five) of the General Law on Commercial
Companies refers to.

The Shareholders' Meeting calls shall be published in one of the newspapers with the most circulation in the Company's corporate domicile, at least 15 (fifteen) calendar days in advance to the date established for the Shareholders' Meeting to take place. The foreign shareholders will be notified in writing, which notice shall be signed by the calling person or persons or by the Secretary in case the Board of Directors is the one calling the Meeting, in the domicile they have registered in the Share Registry Book, by facsimile (in which case a receipt confirmation must be obtained), by certified air mail, or by any other messenger service that has a reliable tracking system or by personal messenger, with the same anticipation previously mentioned. The Meetings may take place without a previous call if the totality of the capital stock is represented at the moment of voting. Matters not included in the agenda may be validly discussed if all shareholders are present or duly represented.

If the Meeting does not take place in the day appointed for its gathering due to the fact that the needed quorum is not present for the installation of the Meeting pursuant to these by-laws, a second call will be made, expressing this circumstance, within a term not to exceed 15 (fifteen) business days as of the originally established date for the Meeting to take place. The new call shall include the same information than the first one and shall be published in the same media in which the first one was published, with at least 5 (five) business days prior to the date in which the Meeting shall take place due to the second call. Same rules will apply in case a third or more calls are required.

SEVENTEENTH. Shareholders' Representatives. Shareholders may be represented in the Meetings by means of a proxy letter executed before two witnesses or by means of a power of attorney duly granted before an officer with public faith.

The members of the Board of Directors and the Statutory Auditor may not represent the shareholders in any Meetings.

EIGHTEENTH. Installation. General Ordinary Shareholders' Meetings will be deemed legally installed in a first call if at least the 51% (fifty one percent) of the capital stock subscribed and paid is represented thereat. In case of a second call, said Meetings will be legally installed regardless of the number of shares represented thereat.

Extraordinary General Shareholders' Meetings will be deemed legally installed in a first call if at least the 75% (seventy five percent) of the capital stock subscribed and paid is represented thereat and in case of a second call, if the persons attending represent at least the 50% (fifty percent) of the capital stock.

If for any reason a Meeting may not be legally installed, this fact and its causes shall be registered in the Shareholders' Meetings Corporate Book.

The persons that will be admitted to the Shareholders' Meeting, will be those that, having complied with the deposit requirements specified in the call, are registered in the Company's Share Registry Book as owners of one or more shares of the Company. Said registry will be closed 3 (three) business days before the date established for the Meeting to take place.


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NINETEENTH.  Development.  The Meetings will be presided by the President of the
Board of Directors. If for any reason the President does not attend the Meeting, the presidency shall correspond to the shareholder or shareholder representative that the persons attending appoint by majority.

The Secretary of the Board of Directors will act as Secretary of the Shareholders' Meeting or, in his absence, the person that the persons attending appoint by majority will act as such.

Before the installation of the Shareholders' Meeting, the President will appoint 1 (one) teller who will validate the attendance list, indicating the number of shares represented thereat by each person attending; the teller will make sure of compliance with Article 192 (one hundred ninety two) of the General Law on Commercial Companies and will render to this effects a report to the Meeting, which shall be included in the relevant minute.

TWENTIETH. Voting and Resolutions. In the Meetings, each share in circulation will grant its owner one vote.

In Ordinary General Meetings, either taking place due to first or subsequent calls, the resolutions will be adopted by simple majority of votes of the shares represented thereat.

In case of an Extraordinary General Meeting, either gathered by first or subsequent calls, the resolutions will be valid only if adopted by the 51% (fifty one percent) of the total subscribed and paid capital stock.

TWENTY-FIRST. Minutes. The Shareholders' Meetings Minutes will be registered in the Shareholders' Meetings Corporate Book and they will be signed by the person presiding the Meeting, by the Secretary of the Meeting and by the Statutory Auditor(s) present thereat.

TWENT-SECOND. Resolutions Adopted Out of a Shareholders' Meeting. Resolutions out of a Shareholders' Meeting may be adopted by the unanimous vote of the shareholders. Said resolutions will have, for all legal effects, the same validity as if adopted by the shareholders gathered in a General Meeting, as long as they are confirmed in writing. The document in which the written confirmation is evidenced shall be sent to the Secretary of the Board of Directors of the Company, who will transcribe the relevant resolutions in the relevant Corporate Book.


                                 FOURTH CHAPTER

                                 ADMINISTRATION

TWENTY-THIRD. Board of Directors. The Administration of the Company will be in charge of a Board of Directors, whose members will be appointed pursuant to the provisions of these by-laws and the applicable provisions of the General Law on Commercial Companies.

TWENTY-FOURTH. Structure. The Board of Directors will be formed by a minimum of 3 (three) and a maximum of 7 (seven) Directors and their corresponding alternates, as well as of a Secretary and one or more Alternate Secretaries, who may be shareholders or persons not related to the Company. The Members of the Board of Directors will be elected by the Shareholders' Meeting and will not be bound to grant any guaranty for the performance of their charge, unless the Shareholders' Meeting


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agrees otherwise.  The Secretary and the Alternate  Secretaries may be Directors
or not, but in case they are not Directors, they will be deemed as Members of the Board of Directors, without a right to vote, only with the authorizations that these by-laws and the Law grant them for the performance of their charge. The Board of Directors may appoint the Secretary and the Alternate Secretaries, when the Shareholders' Meeting has not appointed them.

TWENTY-FIFTH. Term. The members of the Board of Directors will be elected indefinitely but may be removed from their positions at any time by the shareholders electing them, in the understanding that the members of the Board Directors will continue in their positions until their successors are elected and take charge of their positions.

TWENTY-SIXTH. Absences. The temporary or definite absences of any of the Directors will be covered by any alternate, indistinctively. In the event of a definite absence of any Director, the Shareholders' Meeting must appoint the successor of the absent Director.

TWENTY-SEVENTH. Appointment of the President and the Vice-president. The Board of Directors will appoint from among them the President and the Vice-president, when the Shareholders' Meeting has not made the corresponding appointment.

TWENTY-EIGHTH. Meetings. The meetings of the Board of Directors will be held at the domicile of the Company or any place of the United Mexican States or abroad, on the date and time determined by the Board of Directors or the President or Vice-president of the Board of Directors, when called at the request of any of the Directors or their alternates. The calls must be in writing and notified by the Secretary or the Alternate Secretary to the Directors and their alternates, at least 5 (five) calendar days prior to the day of the meeting by telegram, certified mail, specialized courier or facsimile, at the address registered with the Secretariat of the Board of Directors.

The meetings of the Board of Directors will be held without the need of prior calls if on the same meeting the total number of Directors or their alternates is present or if the absent Directors waive in writing their right to receive the corresponding calls. The calls will contain the time, date, place, hour and agenda of the meeting.

The meetings of the Board of Directors will be dully installed when at least the majority of the Directors or their alternates is present thereat. All resolutions of the Board of Directors will be valid when they have been approved through the favourable vote of the majority of the Directors or their alternates present in the relevant meeting. In case of a tie, neither the President of the Board nor the person appointed to act as President in any meeting of the Board of Directors will have a casting vote, in which case, the matter shall be submitted by the Board of Directors, to the Shareholders' Meeting.

The President of the Board of Directors will preside the meetings of the Board of Directors and in his absence the Vice-president will act as President. In the event of the absence of both officers, the person appointed by the majority of the Directors or their alternates present in the meeting, will preside the same.

TWENTY-NINTH. Resolutions Adopted Out of a Board Meeting. The resolutions adopted out of the Board of Directors' Meeting by the unanimous vote of the Directors or their alternates, will have for all the legal purposes the same validity as if adopted in a formal meeting of the same, as long as the corresponding approval votes are confirmed in writing before the Secretary or the Alternate Secretary of the Board, who must perform the corresponding annotations in all the relevant Corporate Books of the Company.

THIRTIETH. Minutes. The minutes of the meetings of the Board of Directors must be signed by the President and the Secretary or the Alternate Secretary and will be transcribed in the Board of Directors Minute's Book, from which content the Secretary or the Alternate Secretary may issue certified copies, certifications or abstracts. In the same minute's book, the agreements taken in terms of the Twenty-Eighth Clause of these by-laws will be transcribed, of which the Secretary or the Alternate Secretary will give faith. The Directors and their alternates will not receive any remuneration for their actions at such, unless the Shareholders' Meeting decides otherwise.

THIRTY-FIRST.   Authorizations.   The   Board  of   Directors   will   have  the
authorizations that are laws or these by-laws attribute to organs of the same kind, reason for which, without limitation, the Board of Directors will have the following authorizations:

1. Power of attorney for suits and collections, granted with all general and special authorizations that require a special clause pursuant to the Law, reason for which it is granted without any limitations, pursuant to the provisions established in the first paragraph of Article 2554 and Article 2587 of the Federal Civil Code and its correlatives in the Civil Codes for the other States of the United Mexican States, being therefore authorized to file or decline even of amparo proceedings; to file criminal suits and to decline them; to become an aide for the Criminal Prosecutor (Ministerio Publico) and to grant forgiveness (perdon), if it proceeds pursuant to the Law; to transact; to become subject of arbitration; to articulate and answer depositions; to remove judges; to receive payments and to execute all other acts expressly determined by the Law, including the representation of the Company before commercial, civil and administrative authorities and courts and before labor authorities and courts.

2. Power of attorney for administration acts pursuant to the provisions established in the second paragraph of Article 2554 of the Federal Civil Code and its correlatives in the Civil Codes of the States of the United Mexican States.

3. Power of attorney for acts of domain, pursuant to the provisions established in the third paragraph of Article 2554 of the Federal Civil Code and its correlatives in the Civil Codes of the States of the United Mexican States.

4.   The following authorizations regarding labor matters:

     a. The legal representation of the Company pursuant to and for the effects established in Articles 11, 46, 47, 132 Sections XV, XVI and XVII, 134 Section III, 689, 692 Sections I, II and III, 786, 787, 873, 874, 875, 876, 878, 880, 883, 884, 895 and following, 906 and following and 926 and following of the Federal Labor Law.

     b. The employer representation of the Company, pursuant to Article 11 of the Federal Labor Law, for any conflict that may be filed against the Company.

     c. Power of attorney for suits and collections and administration acts regarding labor matters, granted with all general and special authorizations that require a special clause pursuant to the Law, in terms of the first two paragraphs of Article 2554 of the Federal Civil Code and its correlatives in the Civil Codes for the other States of the United Mexican States, including, without limitation, the authorizations mentioned in Article 2587 of the Federal Civil Code and its correlatives in the Civil Codes for the other States of the United Mexican States and in Articles 11 and 689 to 693 of the Federal Labor Law.

     d. The power of attorney granted, the legal representation delegated and the employer representation granted by means of this document, shall be exercised by the attorneys in fact with the following authorizations which are mentioned without limitation: to act before or with the union or unions with which collective labor agreements are executed and for all individual or collective conflicts; in general for all employer-worker matters, specially before the Ministry of Labor and Social Prevision, its Delegations, Directions, Officers and Commissions in all matters regarding Qualification and Training, Security and Hygiene and before the Mexican Social Security Institute, the National Workers' Housing Fund Institute, the National Workers' Consumption Fund and any other necessary organs; to exercise before any labor authorities to which the Federal Labor Law refers to; they may, likewise, appear before the Federal Conciliation Courts, the Local Conciliation and Arbitration Courts or before the Accidental or Permanent Courts; consequently, they will have the employer representation of the Company for the effects established in Articles 11, 46, 47, 134 Section III and 692 and other related Articles of the Federal Labor Law and also the legal representation of the Company to evidence the personality and capacity in trial or out of trail; they may also, consequently, appear to answer the confessional proof, pursuant to Articles 787 and 788 of the Federal Labor Law, with the most broad authorizations to formulate or answer depositions, to develop the confessional proof in all its parts; they may appoint a domicile to receive notifications, pursuant to Article 866 of the Federal Labor Law; they may appear with all legal representation, broad and sufficient to the conciliation, demand, exceptions, offering and admission of proofs audience to which Article 873 of the Federal Labor Law refers to, in all its three phases, of conciliation, demand and exceptions, offering and admission of proofs, pursuant to Articles 875, 876 Sections I and IV, 877, 878, 879 and 880 of the Federal Labor Law, they may also appear to the proof development audience, in the terms of Articles of 873 and 874 of the Federal Labor Law; moreover, authorizations are granted to propose conciliation agreements, carry out transactions, take all sorts of decisions, negotiate and execute labor agreements; at the same time, they may act as representatives of the Company as labor administrators regarding and for all sorts of labor trials and procedures that are carried out before any labor authorities and to exercise all sorts of actions, exceptions, defenses and counter demands and to become subject to arbitration for said effects, as well as to formulate internal labor regulations. The attorneys in fact shall have all authorizations of a general suits and collections and administration acts attorney in fact pursuant to the terms of the first two paragraphs of Article 2554 of the Federal Civil Code and its correlatives in the Civil Codes for the other States of the United Mexican States, including, without limitation, the authorizations established in Article 2587 of the Federal Civil Code and its correlatives in the Civil Codes for the other States of the United Mexican States in which the power of attorney is exercised, being able to file any resource or incident that may proceed, as well as to file a direct or indirect amparo procedure and even to decline them.

5. Power of attorney to grant and execute all sorts of guarantees and avales and to execute the acts, agreements, sign the documents and grant or execute the credit instruments that the administration requires, pursuant to Article 9 (nine) of the General Law on Credit Operation and Negotiable Instruments, always within the scope of the corporate purpose of the Company.

6. Power of attorney to open bank accounts on behalf of the Company, to order transactions regarding these bank accounts and to appoint the persons authorized to order transactions regarding these bank accounts.

7.   Authorization to prepare internal labor regulations.

8. Authorization to represent the Company before fiscal authorities pursuant to Article 19 (nineteen) of the Fiscal Code of the Federation.

9. Authorization to establish branches and agencies of the Company and eliminate them.

10. Power to appoint and remove the General Director and one or several directors, deputy directors, general managers, deputy managers, special managers, and in general officers, factors, agents and other employees of the Company granting the title they must use, hierarchies and the retributions they must receive.

11. Power to grant and revoke special and general powers with all the authorities deemed convenient.

12. Power to execute all types of documents, contracts and instruments related directly or indirectly with the corporate purpose of the Company.

13.  Power to execute the agreements of the General Shareholders' Meeting.

14. In general perform all the acts and contracts necessary for the attainment of a corporate purpose of the Company and those attributed in other Clauses of these by-laws.

15. No member of the Board of Directors may exercise the powers of the Board individually. The Board may appoint from among its members, delegates for specific acts. Lacking special appointment, the representation will correspond to the President of the Board.

16. The Company's Board of Directors is empowered to create and establish the Committees, Commissions and any other intermediate organ of the Board of Directors deemed necessary or convenient, and to delegate in such organs the necessary or convenient powers for the performance of their purposes. In any event, the intermediate organs of the Company's Board of Directors will be formed by members of the Company's Board of Directors and their respective alternates, as the case may be. The intermediate organs of the Company's Board of Directors will refrain from dealing or resolving any issue referred in these by-laws or in the General Law on Commercial Companies to the Shareholders' Meeting or to the Board of Directors.

THIRTY-SECOND. Executive Committee. The Shareholders' Meeting of the Company may designate, when appointing the members of the Board of Directors, the members of the Executive Committee. The Executive Committee will be formed by 3 (three) proprietary members and 3 (three) alternates, if applicable. Moreover, the Board of Directors will have the authorization to name the Executive Committee, when the Shareholders' Meeting has not appointed it.

The Executive Committee will be responsible of the instrumentation of policies and guidelines of the Board of Directors and will only resolve those issues not exclusively reserved to the Shareholders' Meeting or to the Board of Directors.

The Members of the Executive Committee must in any case act jointly and their appointment may not be delegated totally or partially to any other person. The meetings of the Executive Committee will be duly installed with at least the majority of its members and its resolutions will be valid when adopted through the favourable vote of at least the majority of members present in such meeting. In case of a tie the Executive Committee must submit the corresponding issue to the Board of Directors. Equally, the Executive Committee must periodically inform the Board of Directors of the actions taken and the resolutions adopted by it or in case of the existence of any event relevant events for the Company.

The meetings of the Executive Committee must be held with the periodicity determined by the Executive Committee itself. The Executive Committee, the Board of Directors or, as the case may be, the Shareholders' Meeting, will appoint from among the members of the Executive Committee a President.

The Executive Committee will have the following authorizations:

1. General power of attorney for lawsuits and collections, acts of administration and acts of domain with all authorizations including those requiring a special clause pursuant to the Law, pursuant to the provisions established in Articles 2554 and 2587 of the Federal Civil Code and its correlatives in the Civil Codes of the other States of the United Mexican States and will be empowered to exercise such authorities regarding any issue of the Company, except those expressly reserved to another corporate organ by these by-laws or the Law.

2. General power of attorney to subscribe, guarantee, accept and endorse negotiable instruments in terms of Article 9 (nine) of the General Law on Credit Operations and Negotiable Instruments.

3. Dispose, encumber, mortgage or grant any guarantee over the assets and real estate of the Company.

4.   To grant and revoke powers of attorney.

5. To appoint and dismiss the General Director and in general, officers, representatives, agents and any other employee of the Company; to determine their position, hierarchy and considerations paid to each of them and, as the case may be, to determine the guarantees to be provided by them.

6. In general, to decide over any assets or business of the Company in the understanding however that it will refrain from dealing or solving any issue expressly reserved by these by-laws or the Law, to the Board of Directors or to the Shareholders' Meeting.

No member of the Executive Committee is empowered to exercise the powers granted to such organ individually. Notwithstanding, the Executive Committee may appoint one or more Delegates for the execution and instrumentation of its resolutions, and if no Special Delegate is appointed, the President, the Secretary or the Alternate Secretary of the Board of Directors will execute and implement the resolutions of the Executive Committee.

The members of the Executive Committee will not receive any consideration whatsoever and they will not be obligated to guarantee the exercise of their charges, unless the Shareholders' Meeting provides otherwise.


                                  FIFTH CHAPTER

                               STATUTORY AUDITORS

THIRTY-THIRD. Statutory Auditors. The surveillance of the Company will be in charge of one or more Statutory Auditors, who may have an alternate, as determined by the General Ordinary Shareholders' Meeting that appoints them. The Statutory Auditors may or may not be shareholders and they will have the attributions and obligations mentioned in Articles 166 (one hundred sixty six) and 169 (one hundred sixty nine) of the General Law on Commercial Companies.

The Statutory Auditors shall attend, with voice but without a right to vote, to the Shareholders' Meeting, the meetings of the Board of Directors and to any other gathering, session or reunion that takes place.

THIRTY-FOURTH. Duration. The Statutory Auditor or Auditors will last in their charges as long as the new Statutory Auditors appointed by the General Shareholders' Meeting to substitute them do not take possession of their charges.

THIRTY-FIFTH. Consideration. The Statutory Auditors and their alternates will not receive any consideration whatsoever and they will not be obligated to guarantee the exercise of their charges, unless the Shareholders' Meeting provides otherwise.


                                  SIXTH CHAPTER

                       FISCAL YEAR, FINANCIAL INFORMATION,
                               PROFITS AND LOSSES

THIRTY-SIXTH. Fiscal Year. The fiscal year will be of one calendar year starting on January 1 and finishing on the last day of December of each year.

THIRTY-SEVENTH. Financial Information. At the end of each fiscal year, a general balance will be prepared containing the necessary information to verify the financial situation of the Company, to the closing date of the concluded fiscal year. This balance must be concluded within the 4 (four) months following the closing of each fiscal year and must be made available to the shareholders with the relevant reports of the Board of Directors.

The Shareholders' Meeting or the Board of Directors may elect, each year, a Public Accountant to practice an audit and to render an opinion regarding the general balance and other financial statements, with the fullest powers to review the accounts of the Company as well as the relevant evidence and other documents.

THIRTY-EIGHTH. Profits. The profits included in the accounts of losses and gains, prepared upon the conclusion of each fiscal year, will be distributed as follows:

1. Se The necessary provisions will be created for payment of taxes and payment of profit shares of the employees;

2. 5% (five percent) will be separated to form the legal reserve which must represent, in definitive, the fifth part of the equity of the Company. Such reserve must be reconstituted in the same way when diminishing for any reason.

3. The remainder will be taken to the accounts of reserves applicable, unless the Shareholders' Meeting provides otherwise.

The payment of profits will be carried out in the days and in the places that the General Ordinary Shareholders' Meeting or the Board of Directors determines, pursuant to the authorizations that for such effects the latter has delegated on the Board and they will be made known by means of a notice published pursuant to the provisions of the General Law on Commercial Companies.

The   founding   shareholders   of  the  Company  do  not  reserve  any  special
participation whatsoever in the profit of the Company.

THIRTY-NINTH. Losses and Limited Liability. If there exist losses, these must be absorbed, first, by the reserve fund and lacking same or if it is not enough, the losses will be reported on the capital stock. The shareholders will only be liable for the social debt up to the amount of their allocations to the Company.


                                 SEVENTH CHAPTER

                           DISSOLUTION AND LIQUIDATION

FORTIETH.  Dissolution.  The Company  will be  dissolved  in the cases listed in
Article  229  (two  hundred  twenty  nine)  of the  General  Law  on  Commercial
Companies.

The Company will also be dissolved in case of insolvency, bankruptcy, dissolution or liquidation of any shareholder of the Company unless at least 2
(two) remaining shareholders who are not subject to such circumstances, agree otherwise.

FORTY-FIRST. Liquidation. The liquidation of the Company shall be subject to the provisions established in Article 11 (eleven) of the General Law on Commercial Companies and will be performed by one or more executors appointed by the Shareholders' Meeting.

During the liquidation period, the Shareholders' Meeting will meet and function in the manner provided for in these by-laws. The executors will undertake the functions normally corresponding to the Board of Directors, with the special characteristics related to the state of liquidation. The Statutory Auditor will continue performing his main functions and will maintain, with regards to the executors, the same relation he had with regards to the Board of Directors.

As long as the appointment of the executors has not been registered in the Public Registry of Commerce, and the same have not entered into function, the members of the Board of Directors and the officers of the Company will continue performing their positions. However, the members of the Board of Directors and the officers may not begin new operations after the shareholders have approved the resolution of liquidation of the Company or if there is evidence of the existence of a legal cause for its operation.


                                     * * * *